SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED APRIL 30, 2007
TO

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On April 27, 2007, shares of the Alger American Growth Portfolio of the Alger American Fund and shares of the AllianceBernstein VP Large Cap Growth Portfolio of the AllianceBernstein Fund were substituted with shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust, pursuant to an order of the Securities and Exchange Commissions. The Alger American Growth and AllianceBernstein VP Large Cap Growth Sub-Accounts are no longer available under your Contract for any purpose.

All references to the Alger American Growth Portfolio and the AllianceBernstein VP Large Cap Growth Portfolio are hereby deleted from the Futurity Accolade NY prospectus, effective April 27, 2007.

A current prospectus for the SC FI Large Cap Growth Fund was sent to you prior to the substitution. You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

Anytime prior to May 27, 2007, you may make one transfer of Contract Value from each Sub-Account investing in either Initial Class shares or Service Class shares of the SC FI Large Cap Growth Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, prior to May 27, 2007, Sun Life Insurance and Annuity Company of New York will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitution, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.